SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KITE PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. June 20, 2017 KITE PHARMA, INC. Kite Pharma, Inc. 2225 Colorado Avenue Santa Monica, CA 90404 Meeting Information Meeting Type: Annual <mtgtype> Meeting For holders as of: April <recdate> 24, 2017 Date: June 20, 2017 Time: 8:00 <mtgtime> AM EST Location: Kite Pharma, Inc. 689 Fifth Avenue, 14th Floor New York, New York 10022 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000336398_1 R1.0.1.15

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement    2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow? (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 06, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    ? available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors to hold     office until the 2020 Annual     Meeting of Stockholders    Nominees 01 Mr. Franz B. Humer 02 Mr. Joshua A. Kazam 03 Mr. Steven B. Ruchefsky The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the selection of Ernst & Young    LLP as the independent registered public    accounting firm for the fiscal year    ending December 31, 2017. The Board of Directors recommends you vote AGAINST the following proposal: 3. To consider the stockholder proposal    entitled “Elect Each Director Annually.” The Board of Directors recommends you vote FOR the following proposal: 4. To approve, on an advisory basis, the    compensation of the Company’s named    executive officers, as disclosed in the    proxy statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 5. To indicate, on an advisory basis, the    preferred frequency of future    stockholder advisory votes on the    compensation of the Company’s named    executive officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL in Proposal 1, FOR in Proposal 2, AGAINST in Proposal 3, FOR in Proposal 4 and for 1 YEAR in proposal 5. 0000336398_3    R1.0.1.15

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